Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i)to agree with McDonald’s Corporation on a restaurant opening plan and a reinvestment plan for each three-year period or such other commitment or period that McDonald’s may approve; and pay an initial franchise fee for each new restaurant opened;
(ii)to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, during the first 10 years. This percentage increases to 6% and 7% for the subsequent two five-year periods of the agreement. Nevertheless, at times, McDonald’s Corporation has supported Company´s investment plans by agreeing to provide an incentive (the “growth support”), which result or is expected to result in a lower royalty rate.
(iii)to commit to funding a specified Strategic Marketing Plan; that includes the expenditure of 5% of the Company´s gross sales on Advertising and Promotion activities.
(iv)to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located; and
(v)to maintain a minimum fixed charge coverage ratio (as defined therein) at least equal to 1.50 as well as a maximum leverage ratio (as defined therein) of 4.25.

If the Company would not be in compliance with these commitments under the MFA, it could be in material breach. A breach of the MFA would give McDonald’s Corporation certain rights, including the ability to acquire all or portions of the business.

As a consequence of the negative impacts of the spread of COVID-19 on the Company’s operations, during 2020, McDonald’s Corporation granted the Company a deferral of all the royalty payments due related to sales from March to July 2020 (settled during the first half of 2021); a reduction in the advertising and promotion spending requirements from 5% to 4% for the annual period 2020 and the withdrawal of the previously agreed growth and investment plan. Due to the dynamic environment, in 2021 the Company agreed with McDonald’s Corporation on a growth and investment plan for only one year and received a growth support that resulted in a consolidated effective royalty rate of 5.2% of sales of 2021.

On January 10, 2022, the Company reached an agreement with McDonald’s Corporation on a new growth and investment plan for next years. McDonald’s Corporation has agreed to continue providing the Company with growth support under certain terms and conditions.

To support its future growth, the Company plans to open at least 200 new restaurants and to modernize at least 400 restaurants, with capital expenditures of approximately $650 million from 2022 to 2024. In addition, McDonald’s Corporation agreed to continue providing growth support which is expected to result in an effective royalty rate of about 5.6% of sales in 2022 and 6.0% of sales in 2023 and 2024.
Commitments (continued)

For the period ended December 31, 2021, the Company was in compliance with the ratio requirements mentioned in point (v) above. However, during some periods of 2021 ratios were not in compliance. McDonald’s Corporation granted the Company limited waivers from June 30, 2020 through and including December 31, 2021, during which time the Company was not required to comply with the financial ratios set forth in the MFA. The ratios for the periods mentioned, were as follows:

	Fixed Charge Coverage Ratio	Leverage Ratio
March 31, 2021	0.93	7.85
June 30, 2021	1.40	5.50
September 30, 2021	1.65	4.46
December 31, 2021	1.89	3.94

In addition, the Company maintains standby letters of credit in favor of McDonald’s Corporation as collateral for the obligations assumed under the MFAs, for a total aggregate drawing amount of $80 million. These letters of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these financial statements. The following table presents information related to the standby letters of credit:

Bank	Currency	Amount
Itaú	$	15,000
Credit Suisse (i)	$	45,000
JPMorgan (i)	$	20,000

(i) Maintained through its wholly-owned subsidiary ADBV.

These letters of credit contain a limited number of customary affirmative and negative covenants, including a maximum indebtedness to EBITDA ratio, as follows:

Bank	Ratio	Required Maximum Ratio	As of December 31, 2021
Itaú	Net indebtedness to EBITDA	4.5	1.35
Credit Suisse (i)	Indebtedness to EBITDA	4.0	1.42
JPMorgan (i)	Indebtedness to EBITDA	4.5	1.42

(i) Maintained through its wholly-owned subsidiary ADBV.

As of December 31, 2021 all the ratios were in compliance.
Provision for contingencies

The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. At December 31, 2021 and 2020, the Company maintains a provision for contingencies, net of judicial deposits, amounting to $34,086 and $26,948, respectively, presented as follow: $2,140 and $2,024 as a current liability and $31,946 and $24,924 as a non-current liability, respectively. The breakdown of the provision for contingencies is as follows:

Description	Balance at beginning of period	Accruals, net	Settlements	Reclassifications and increase of judicial deposits	Translation	Balance at end of period
Year ended December 31, 2021:
Tax contingencies in Brazil (i)	$10,662	$7,472	$—	$(517)	$(975)	$16,642
Labor contingencies in Brazil (ii)	14,514	11,319	(12,080)	522	(1,005)	13,270
Other (iii)	9,907	3,764	(1,708)	(136)	(1,061)	10,766
Subtotal	35,083	22,555	(13,788)	(131)	(3,041)	40,678
Judicial deposits (iv)	(8,135)	—	—	1,030	513	(6,592)
Provision for contingencies	$26,948	$22,555	$(13,788)	$899	$(2,528)	$34,086

Year ended December 31, 2020:
Tax contingencies in Brazil (i)	$10,595	$2,040	$—	$435	$(2,408)	$10,662
Labor contingencies in Brazil (ii)	16,839	12,087	(10,499)	—	(3,913)	14,514
Other (iii)	11,404	1,203	(1,421)	—	(1,279)	9,907
Subtotal	38,838	15,330	(11,920)	435	(7,600)	35,083
Judicial deposits (iv)	(12,680)	—	—	1,626	2,919	(8,135)
Provision for contingencies	$26,158	$15,330	$(11,920)	$2,061	$(4,681)	$26,948

Year ended December 31, 2019:
Tax contingencies in Brazil (i)	$9,497	$1,455	$—	$—	$(357)	$10,595
Labor contingencies in Brazil (ii)	21,108	12,916	(16,068)	—	(1,117)	16,839
Other (iii)	11,462	3,070	(1,700)	—	(1,428)	11,404
Subtotal	42,067	17,441	(17,768)	—	(2,902)	38,838
Judicial deposits (iv)	(13,558)	—	—	354	524	(12,680)
Provision for contingencies	$28,509	$17,441	$(17,768)	$354	$(2,378)	$26,158

(i)In 2021, it includes mainly INSS and CIDE. In 2020 and 2019, it includes mainly CIDE.
(ii)It primarily relates to dismissals in the normal course of business.
(iii)It relates to tax and labor contingencies in other countries and civil contingencies in all the countries.
(iv)It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil.

As of December 31, 2021, there are certain matters related to the interpretation of tax, labor and civil laws for which there is a possibility that a loss may have been incurred in accordance with ASC 450-20-50-4 within a range of $240 million and $271 million.
Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald’s Corporation indemnifies the Company for certain Brazilian claim. At December 31, 2021, the provision for contingencies includes $1,188 ($1,259 at December 31, 2020), related to this claim. As a result, the Company has recorded a non-current asset in respect of McDonald’s Corporation’s indemnity within “Miscellaneous” in the consolidated balance sheet.